UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2025

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 400
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 1, 2025, Lyft, Inc. (the “Company”) announced that Stephen Hope will join the Company as Chief Accounting Officer, effective July 7, 2025. Mr. Hope will assume responsibility as principal accounting officer from Erin Brewer, who will continue her role as the Company’s Chief Financial Officer and principal financial officer.
Prior to joining the Company, from August 2006 to June 2025, Mr. Hope, 58, served in a variety of financial roles for Autodesk, Inc. (“Autodesk”), a multinational software products and services company, most recently as Senior Vice President and Chief Accounting Officer from September 2018 to June 2025. Prior to Autodesk, Mr. Hope served as corporate controller in several early-stage software startups and held roles at Ernst & Young, a professional services company, for 10 years in its technology audit practice. He was a member of the American Institute of Certified Public Accountants’ (AICPA) Software Industry Task Force, where he contributed to the ACS 606 revenue recognition standard initiative and drove the implementation guidance for on-premise and cloud hybrid offerings. Mr. Hope holds a B.A. in Economics and Business from the University of California, Los Angeles and is a certified public accountant (inactive).
There are no arrangements or understandings between Mr. Hope and any other persons pursuant to which he was selected as Chief Accounting Officer. There are also no family relationships between Mr. Hope and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Hope Employment Letter
In connection with his employment, the Company entered into an employment letter with Mr. Hope (the “Employment Letter”). The Employment Letter does not have a specific term and provides that Mr. Hope’s employment will be at-will. Under the Employment Letter, the Company will pay Mr. Hope an annual base salary of $400,000, which shall be subject to review and adjustment based upon the Company’s normal performance review practices. Mr. Hope will have an annual target bonus opportunity of 50% of his base salary for each fiscal year that he is employed with the Company based on the achievement of performance goals set by the Company’s board of directors or its authorized committee (the “Board”), provided that his bonus opportunity for the Company’s 2025 fiscal year will be prorated based on his employment start date and the actual days employed during 2025.
The Employment Letter provides that, subject to the approval of the Board, the Company will grant Mr. Hope an award of restricted stock units covering shares of the Company’s Class A Common Stock (the “RSUs”) with a grant date value of approximately $2,275,000, which award shall vest as to 1/12th of the total number of RSUs associated with the new hire award on the first quarterly vesting date (set at February 20, May 20, August 20 and November 20 of each year) (“Quarterly Vesting Dates”) that occurs after Mr. Hope completes three (3) months of continuous service and as to 1/12th of the total number of RSUs associated with the new hire award on each Quarterly Vesting Date thereafter, in each case, subject to Mr. Hope’s continuous service with the Company or its subsidiaries or affiliates from the grant date through the applicable Quarterly Vesting Date. The number of RSUs subject to the award is calculated by dividing the value of the award by the 20-trading day trailing average closing price of a share of the Company’s Class A Common Stock, ending on the last trading day preceding the Monday of the week of the date Mr. Hope commences employment with the Company, rounded down to the nearest whole RSU, as determined by the Board.
The Employment Letter also provides that, subject to approval by the Board, the Company will grant Mr. Hope an award of performance-based restricted stock units covering shares of the Company’s Class A Common Stock (“PSUs”) with a grant date value of approximately $2,275,000. Such PSUs will be eligible to vest based upon the Company’s stock price performance during a four-year performance period and additionally will require Mr. Hope’s continuous service to the Company through the applicable vesting dates. The number of PSUs will be determined using the Company’s standard methodology approved by the Board applicable to converting grant date value into a number of PSUs. The awards of RSUs and PSUs are expected to be made following his employment start date assuming Board approval, and will be subject to the terms and conditions of the Company’s 2019 Equity Incentive Plan and the applicable award agreement thereunder.

The Employment Letter also provides that Mr. Hope will be eligible to participate in the Company’s Executive Change in Control and Severance Plan, as amended and restated (the “Severance Plan”), a copy of which has been filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q (File No. 001-38846), filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2024. His participation level will be at the same level as officers other than the Company’s Chief Executive Officer. The terms and conditions of the Severance Plan are described in the Company’s definitive proxy statement for the annual meeting of stockholders filed with the SEC on April 24, 2025, as amended on May 23, 2025, under the caption “Potential Payments Upon Termination or Change of Control.”
Mr. Hope has executed the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-229996), filed with the SEC on March 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date:	July 1, 2025	/s/ Erin Brewer
Erin Brewer
Chief Financial Officer